EXHIBIT 99.3
                                 ------------

                Computational Materials and/or ABS Term Sheets.



[LOGO] Countrywide(R)                                                                             Computational Materials for
------------------                                                      Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                    Corridor Contract Agreement Schedule and Strike Rates

------------------------------------------------------------------------------------------------------------------------------
          Notional Schedule      Cap Strike      Cap Ceiling               Notional Schedule    Cap Strike        Cap Ceiling
  Period          ($)                 (%)             (%)         Period            ($)              (%)                (%)
------------------------------------------------------------------------------------------------------------------------------
    1          1,225,000,000        6.17948%        8.25000%        31            588,022,162     5.98937%          9.24465%
    2          1,218,833,136        5.34985%        8.25000%        32            569,297,727     5.78916%          9.24472%
    3          1,211,126,556        5.94982%        8.25000%        33            551,168,778     5.78965%          9.24433%
    4          1,201,885,318        5.35100%        8.25000%        34            533,616,253     5.99437%          9.23180%
    5          1,191,120,435        5.53841%        8.25000%        35            516,622,571     5.89977%          9.13807%
    6          1,178,848,456        5.35166%        8.25000%        36            500,170,545     7.59403%          9.13023%
    7          1,165,091,679        5.53836%        8.25000%        37            483,977,914     7.34185%         10.13404%
    8          1,149,878,441        5.35162%        8.25000%        38            468,306,580     7.34234%         10.13388%
    9          1,133,243,913        5.35159%        8.25000%        39            453,139,903     7.86643%         10.12530%
    10         1,115,229,276        5.53948%        8.25000%        40            438,461,712     7.34539%         10.12183%
    11         1,095,904,154        5.35340%        8.25000%        41            424,256,742     7.65277%          9.99595%
    12         1,075,546,134        5.54019%        8.25000%        42            410,515,889     8.55663%         10.00003%
    13         1,055,564,717        5.35341%        8.25000%        43            397,282,392     8.85075%          9.99162%
    14         1,035,953,518        5.35342%        8.25000%        44            384,473,349     8.55738%          9.99966%
    15         1,016,705,690        5.95379%        8.25000%        45            372,075,181     8.55753%          9.99936%
    16           997,814,513        5.35458%        8.25000%        46            360,074,754     8.85380%          9.99142%
    17           979,273,523        5.54212%        8.25000%        47            348,459,397     8.60727%          9.95138%
    18           961,076,209        5.35528%        8.25000%        48            337,219,519     9.85873%          9.85873%
    19           943,216,113        5.54213%        8.25000%        49            326,384,087     9.53296%         10.71600%
    20           925,686,996        5.35566%        8.25000%        50            315,895,185     9.53308%         10.71567%
    21           908,482,782        5.35724%        8.25000%        51            305,741,758    10.58143%         10.65854%
    22           891,597,608        5.58169%        8.25000%        52            295,913,103     9.53581%         10.71831%
    23           875,000,221        5.62743%        8.25000%        53            286,398,866     9.89004%         10.69474%
    24           858,623,609        5.83590%        8.24999%
    25           841,882,730        5.63725%        9.25000%
    26           819,085,434        5.62332%        9.24998%
    27           758,726,256        6.25295%        9.24996%
    28           702,819,123        5.63510%        9.24726%
    29           651,407,601        5.96842%        9.24537%
    30           607,371,512        5.78823%        9.24482%
------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                      12